Exhibit 99.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of Environmental Solutions Worldwide, Inc. (the "Registrant") on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I John A. Donohoe, President, Chief Executive Officer and Interim Chief Financial Officer of the Registrant, certify, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

     (1) the Quarterly Report on Form 10-QSB of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                        /s/  JOHN A. DONOHOE, JR.
Dated: November 14, 2002                _________________________
                                         John A. Donohoe, Jr.,
                                         PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                                         INTERIM CHIEF FINANCIAL OFFICER




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